Exhibit 99.1 Imperial Annual Meeting of Shareholders May 1

Imperial 2020 2 Cautionary statement Statements of future events or conditions in this presentation, including projections, targets, expectations, estimates, and business plans are forward-looking statements. Forward-looking statements can be identified by words such as believe, anticipate, intend, propose, plan, goal, seek, project, predict, target, estimate, expect, strategy, outlook, schedule, future, continue, likely, may, should, will and similar references to future periods. Forward-looking statements in this presentation include, but are not limited to, references to ensuring the health and safety of employees and integrity of operations, and the impact of measures implemented in response to COVID-19; ensuring continued supply of fuel products during COVID-19; the global oil supply and demand balance; being well-positioned to weather the current business environment and emerge stronger when conditions improve; near-term impacts from COVID-19 and the business environment, including adjustments to throughput; the uses of petroleum products with respect to COVID-19; developing new technologies and reductions in greenhouse gas emissions intensity; the company’s business model delivering long-term shareholder value; Kearl performance and growth, including the benefits from additional crushers; the importance of integration in the current business environment, and ability to adapt to changing Downstream demand; the impacts of Downstream investments; Downstream strengths such as advantaged crude, attractive markets and sales growth; the adoption and impact of new technologies; the impact from digital transformation, including overall potential and autonomous haul cost savings; resiliency in lower price environments; the company’s financial strength as a competitive advantage, including access to financial markets, ability to maintain and grow dividends and repurchasing shares; and Strategic priorities to navigate near-term environment and provide long term value. Forward-looking statements are based on the company’s current expectations, estimates, projections and assumptions at the time the statements are made. Actual future financial and operating results, including expectations and assumptions concerning demand growth and energy source, supply and mix; commodity prices, foreign exchange rates and general market conditions; project plans, timing, costs, technical evaluations and capacities and the company’s ability to effectively execute on these plans and operate its assets; progression of COVID-19 and its impacts on Imperial’s ability to operate its assets, including the possible shutdown of facilities due to COVID-19 outbreaks; the company’s ability to effectively execute on its business continuity plans and pandemic response activities; the ability of the company to achieve cost savings and adjust maintenance work; Downstream refinery utilization and product sales; applicable laws and government policies, including climate change, production curtailment and restrictions in response to COVID-19; production rates, growth and mix; the adoption and impact of new facilities or technologies, including on reductions to greenhouse gas emissions intensity; financing sources and capital structure; and capital and environmental expenditures could differ materially depending on a number of factors. These factors include global, regional or local changes in supply and demand for oil, natural gas, and petroleum and petrochemical products and resulting price, differential and margin impacts, including foreign government action with respect to supply levels and prices and the impact of COVID-19 on demand; general economic conditions; availability and allocation of capital; currency exchange rates; political or regulatory events, including changes in law or government policy such as climate change, production curtailment and actions in response to COVID-19; availability and performance of third party service providers, including in light of restrictions related to COVID-19; management effectiveness and disaster response preparedness, including business continuity plans in response to COVID-19; environmental risks inherent in oil and gas exploration and production activities; environmental regulation, including climate change and greenhouse gas regulation and changes to such regulation; unanticipated technical or operational difficulties; project management and schedules and timely completion of projects; the results of research programs and new technologies, and ability to bring new technologies to commercial scale on a cost-competitive basis; operational hazards and risks; cybersecurity incidents; and other factors discussed in Item 1A risk factors and Item 7 management’s discussion and analysis of financial condition and results of operations of Imperial’s most recent annual report on Form 10-K and subsequent interim reports on Form 10-Q.Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial. Imperial’s actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law. In these materials, certain natural gas volumes have been converted to barrels of oil equivalent (BOE) on the basis of six thousand cubic feet (Mcf) to one barrel (bbl). BOE may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcfto one bbl is based on an energy-equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Given that the value ratio based on the current price of crude oil as compared to natural gas is significantly different than the energy equivalency ratio of 6 Mcfto 1 bbl, using a 6:1 conversion ratio may be misleading as an indication of value. All reserves and contingent resources estimates provided in these materials are effective as of December 31, 2019, and based on definitions contained in the Canadian Oil and Gas Evaluation Handbook (COGEH) and are presented in accordance with National Instrument 51-101, as disclosed in Imperial’s Form 51-101F1 for the fiscal year ending December 31, 2019.Except as otherwise disclosed herein, reserves and contingent resource information are an estimate of the company’s working interest before royalties at year-end 2019, as determined by Imperial’s internal qualified reserves evaluator. Reserves are the estimated remaining quantities of commercially recoverable oil, natural gas, and related substances anticipated to be recoverable from known accumulations, as of a given date, based on the analysis of drilling, geological, geophysical and engineering data, the use of established technology, and specified economic conditions, which are generally accepted as being reasonable. Proved reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves.

Imperial 2020 3 Meeting proceedings Brad Corson Ian Laing Chairman, President and CEO Corporate Secretary

Imperial 2020 4 Election of Auditor PricewaterhouseCoopers LLP

Imperial 2020 5 Election of directors David Brownell David Cornhill Brad Corson Krystyna Hoeg Miranda Hubbs Jack Mintz David Sutherland

Imperial 2020 6 Chairman’s remarks Brad Corson Chairman, President and CEO

Imperial 2020 7 Imperial’s COVID-19 response The health and safety of our workforce and our communities is our top priority Continued operations to ensure supply of energy to Canadians Enhanced cleaning, health screening and PPE at our work sites Minimizing non-essential on-site personnel to support appropriate distancing Working from home, where possible Giving back to the communities where we operate

Imperial 2020 8 Near-term view –current issues Unprecedented demand reduction due to COVID-19 Near-term global energy demand has decreased dramatically ïƒ®Estimates evolving and are highly uncertain Significant oil price decline ïƒ®Driven by OPEC+ actions and COVID-19 demand destructionïƒ® Price recovery expected late 2020 thru 2021 Global supply response ongoing Source: EIA short term energy outlook, April 7, 2020Global oil supply/demand balance01020304050607080808590951001052015201620172018201920202021SupplyDemandWTI price EIA April Forecast mbd US$/Bbl

Imperial 2020 9 Near-term view -Imperial’s response Business-critical work continues to ensure essential supply of energy $500 million reduction in capital spendingïƒ® Primarily through adjusted pacing of work $500 million reduction in operating expensesïƒ® Adjusting turnaround scopes, other efficiencies Suspended share purchase program Well-positioned for recovery Capital & exploration spending$B0.00.51.01.52.020192020 Preliminary2020 Revised

Imperial 2020 10 The importance of energy Petroleum products support essential services, produce critical supplies Transportation and power generation ïƒ® Critical to keeping supply chains moving ïƒ®Fuel for emergency vehicles first responders rely onïƒ® Power generation to keep economy running Petrochemicalsïƒ® Essential ingredients in hand sanitizers, pharmaceuticals ïƒ® Used in medical products such as IV bags and gloves

Imperial â”,2020 â”,11 Energy and society New Production Required Access to safe, affordable, reliable and abundant energy critical to human developmentSource:2018 U.N. Human Development Reports,2019World Bank DataBank; ExxonMobil analyses Energy demand per capita (1000 BTU/person/day)Human development index THE SIZE OF THE CIRCLES DEPICTS RELATIVE SIZE OF POPULATION

ESG performance of global reserve holders

Canada sets the standard among top global reserves holders

Yale index - Environmental



100
80
60
40
20
0
Canada
US
Venezuela
Russia
Kuwait
UAE
Iran
Saudi Arabia
Libya
Iraq

- Joint report by Yale and Columbia universities
- Ranks 180 countries on 24 performance parameters

Social progress index - Social



100
80
60
40
20
0
Canada
US
UAE
Russia
Iran
Saudi Arabia
Iraq
Kuwait
Libya
Venezuela

- Developed by Social Progress Imperative
- Ranks 149 countries on 51 indicators
- Measures overall quality of life

World Bank index - Governance



100
80
60
40
20
0
Canada
US
UAE
Kuwait
Saudi Arabia
Russia
Iran
Iraq
Venezuela
Libya

- World Bank Worldwide Governance Indicators developed by Aart Kraay and Daniel Kaufmann
- Ranks over 200 countries on six dimensions

Imperial | 2020 | 12

Imperial â”,2020 â”,13 ESG at Imperial New Sustainability Report outlines Imperial’s commitment to responsible growthïµ Environmentalïƒ® Reduced GHG emissions intensity (GHGi) in operated oil sands by more than 20% over the past six yearsïƒ® Target to reduce GHGi by additional 10% by 2023 compared to 2016 levelsïµ Socialïƒ®$2.6B invested with Indigenous businesses over the last 10 years ïƒ®Industry-leading safety record ïµGovernance ïƒ®Diverse and experienced Board of Directors ïƒ®Robust controls, high standards of business practices

Imperial's operations

High quality, integrated, balanced, coast-to-coast asset portfolio


Syncrude mining
Kearl mining
Distribution network
F&L marketing
Cold Lake in situ
Strathcona refinery
Sarnia refinery
Sarnia chemical
Rail terminal
Research
Nanticoke refinery

Upstream production		Refining		Petroleum product sales	
Oil Sands, Conventional, Unconventional	~400,000 boepd	Strathcona, Sarnia, Nanticoke	~400,000 bpd	Esso Mobil	~500,000 bpd

Approximate values based on historical performance

Imperial | 2020 | 14

Imperial â”,2020 â”,15 Imperial’s business model Deliver superior, long-term shareholder value ï,¡Long-life, competitively advantaged assets ï,¡Disciplined investment and cost management ï,¡Value chain integration and synergies ï,¡High-impact technologies and innovationï,¡ Operational excellence and responsible growth ExxonMobil relationship

Imperial â”,2020 â”,16 Safety performance5-year average incident rate Industry-leading performance and commitment to ‘Nobody gets hurt’*2014-2018 Total Recordable Incident Rate = Incidents per 200,000 hours worked Source: company reports Rate*0.000.200.400.600.80HSECNQCVESUIMO2019

Imperial â”, 2020 â”, 17 2019 results Focus on strengthening performance and returning value to shareholders$2,200 million Net income$4,429 million Cash from operations$2,004 million Returned to shareholders353,000 bpd Refinery throughput475,000 bpd Petroleum product sales398,000 boepd Upstream production

Imperial â”,2020 â”,18 Upstream assets High-quality resource base with over 25-year proved reserves life Production Kearl Mining -PFT71% interest Syncrude Mining -Upgrader25% interest Cold Lake In situ –CSS/other100% interest koebd Proved reserve life based on 2019 production Production through 2019, IMO share, before royalties050100150200250300350400200920142019OtherSyncrudeCold Lake Kearl

Imperial â”,2020 â”,19ïµ Successfully commissioned 2 new crushers ïƒ®Record first quarter production of 226 KBDïƒ® March production of 248 KBDïµ Addresses key area of reliability ïƒ®Significant mitigation of Q1 downtimeïµ Capital efficient production growthïƒ® Expect US $4 per barrel expense reduction under normal operations ïµWell-positioned to deliver on 2020 commitments ïƒ®Subject to business environment mitigation steps Kearl performance Focused on long-term profitable growth, cost structure, and growing realizations Production 100% interest, before royaltiesQ1 productionkbd0501001502002501Q171Q181Q191Q20

Imperial â”,2020 â”,20 2009201420190100200300400500Downstream assets Canada’s largest refiner and petroleum product marketer Volumes Strathcona refinery191 kbd capacity Sarnia refinery119 kbd capacity Nanticoke refinery113 kbd capacity Fuels marketing Coast-to-coast product sales Refinery throughput Petroleum product sales Includes Dartmouth refinery, which closed in September 2013kbd

Imperial â”,2020 â”,21 ïµHigh-performing refineries ïµAdvantaged crude and attractive markets ïµMarket-leading scale and integration Downstream strength Positioned for continued industry-leading performance ïµStrong brands and loyalty ïµHigh-value sales growth ïµRobust cash flow

Imperial â”,2020 â”,22 ïµCost-advantaged feedstocks ïµHigh-value specialty resins ïµWell located to access customers ïµAdded global capacity impacting marginsFeedstock0501002017-19 Other Marcellus ethane Refinery off gas % Chemical Integrated petrochemical site produces high-value products used in everyday life

Imperial â”,2020 â”,23 ïµSignificant research and development program ïµTwo research centers in Canada ïµAbility to leverage ExxonMobil ïµExtensive lab and field testing ïµNext-generation commercial technologies Technology and innovation Unparalleled commitment and achievement throughout 140-year history RADAR Radar

Imperial â”,2020 â”,24 ïµDigital foundation established 2017-2019ïµInvesting in a portfolio of opportunitiesïµ Autonomous haul program ramping upïµ>$500 million of additional value potential Digital transformation Productivity enhancement across the portfolio GPS RADAR Laser sensor GPS Radar 3D sensing

Imperial â”,2020 â”,25 Growing value Improving performance and resiliency in lower price environments Downstream & Chemical Upstream Annual cash from operations $BWTI, US$/Bbl01020304050607001234520152016201720182019Cash Flow WTI

Imperial â”,2020 â”,26 CNQCVESUHSEIMO020401.Maintain strong balance sheet2.Pay reliable and growing dividend3.Invest in high value projects4.Return surplus cash to shareholders Financial strength Strong balance sheet, optionality and access to financial markets December 31, 2019 debt to capital Ratings BBBBBB-BBB+BBBAA Based on S&P Global debt rating, as of March 31, 2020%

Imperial â”,2020 â”,27 Shareholder returns Long-standing priority to return cash to shareholders Dividend per share Paid basis$0.000.200.400.600.801.00200920142019600650700750800850900Year-end2016201720182019Year-end2019Shares outstanding millions

Imperial â”,2020 â”,28 Why Imperial Distinct competitive advantages that deliver long-term shareholder value140 year Canadian history with exceptional people and expertise High-quality upstream assets with significant growth potential Advantaged downstream assets with strong ongoing performance Synergies across full value chain Unparalleled history of creating value through technology and innovation Industry-leading ESG performance Demonstrated commitment to delivering shareholder value

Imperial Q&A

Imperial â”,2020 â”,30 Scrutineers’ report Ian Laing Corporate Secretary

Annual Meeting of Shareholders May 1